SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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FORUM FUNDS

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Semper Short Duration Fund
(a series of Forum Funds)

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Semper Short Duration Fund (the "Fund") will be held on March 17, 2014 (the "Special Meeting"). The Fund was previously known as the UCM Short Duration Fund. The purpose of the Special Meeting is to seek your approval for a proposed reorganization of the Fund. The Fund currently is organized as a series of Forum Funds (the “Trust”), a registered investment company with its principal offices at Three Canal Plaza, Portland, Maine 04101. After completion of the proposed tax-free reorganization, the Fund would be a series of Advisors Series Trust with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. This proposed reorganization will not result in a change in the investment adviser to the Fund, or any change to the Fund's investment objective or strategies. The Fund's principal risks and investment limitations will be similar and its expenses are not expected to increase as a result of the reorganization. This package contains a Proxy Statement, other information regarding the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. The proposal has been carefully reviewed by Semper Capital Management, L.P. (the Fund's "Adviser" or "Semper") and the Board of Trustees of the Trust, a majority of whom are considered unaffiliated with the Fund. The Board of Trustees is submitting this proposal to the shareholders of the Fund for their consideration.

The questions and answers on the next few pages are provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign each card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call the Fund at 1-877-828-8210. Thank you for your participation in this important initiative.

Sincerely,

Gregory A. Parsons
Chief Executive Officer
Semper Capital Management, L.P.

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Important information to help you understand and vote on the proposal

While you are encouraged to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of the Semper Short Duration Fund (the "Target Fund") that requires your vote.

Proposed Reorganization
Target Fund Semper Short Duration Fund (a series of Forum Funds (the “Trust"))	≥	Acquiring Fund Semper Short Duration Fund (a series of Advisors Series Trust ("AST"))

Q & A: QUESTIONS AND ANSWERS

Q.            What is this document and why are we sending it to you?

A.           The attached document is a proxy statement (the "Proxy Statement"), and is being provided to you by the Target Fund in connection with the solicitation of proxies to vote to approve the proposed reorganization (the "Reorganization") at a special meeting of shareholders ("Special Meeting"). The Proxy Statement contains the information that shareholders of the Target Fund should know before voting on the Reorganization.

Q.           What will happen to the Fund?

A.            Subject to your approval, the Target Fund will be reorganized into the Semper Short Duration Fund, a series of AST (the “Acquiring Fund”).  All of the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund, and you, as a shareholder of the Target Fund, will receive shares of the Acquiring Fund having equivalent value to your shares of the Target Fund on the date of the Reorganization. Subsequently, the Target Fund will be liquidated and terminated. The Reorganization requires approval by the Target Fund's shareholders.

The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately before the Reorganization.

Q.           Why is the Target Fund reorganizing into the Acquiring Fund?

A.           The Target Fund currently operates as a series of the Trust. As a series of the Trust, the Target Fund makes use of various service providers who provide an array of services to various series of the Trust. These services include administration, accounting, transfer agency, distribution, custody, compliance, audit and legal services ("Third Party Service Providers"). The Adviser currently manages a separate mutual fund in AST using other Third Party Service Providers, and the Adviser believes that significant administrative efficiencies might be recognized by the Adviser by consolidating the number of different fund service providers with which the Adviser interacts. The Adviser further noted that the Reorganization would not in any way be detrimental to the current shareholders of the Target Fund and would not result in any dilution of their interests in the Target Fund. After consideration of various alternatives, including the possibility of the Target Fund remaining a series of the Trust, the Adviser has determined that the Target Fund could potentially benefit from the services expected to be offered to series of AST, which is structured similarly to the Trust. Therefore, the Adviser proposed that the Target Fund be reconstituted as a series of AST. Pursuant to the Adviser's recommendation, the Board approved the Adviser's proposal that the Target Fund be reconstituted as a series of AST (the “Reorganization”) and is submitting the proposal to the shareholders of the Target Fund for their consideration.

The expenses that are paid by shareholders are not expected to change as a result of the Reorganization. As a condition to the Reorganization, Semper will agree, for a one year period, to continue to waive its advisory fees and/or reimburse the Acquiring Fund for its expenses to the extent necessary to maintain

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the Acquiring Fund’s Net Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) at 0.60% for the Institutional Class and 0.85% for the Investor Class (the “Expense Caps”), levels that are no higher than the Target Fund’s current Expense Caps. If the Expense Caps were not renewed, the Acquiring Fund's expenses would equal the Total Annual Fund Operating Expenses. However, some of the Third Party Service Arrangement fees may be lower for the Acquiring Fund than for the Target Fund. Semper anticipates that these potentially lower fees might enable Semper to increase its marketing efforts, in the hope that it might be able to attract additional assets to the Acquiring Fund.  Semper will be entitled to recoup any expenses paid or advisory fees waived prior to the Reorganization, which would result in a direct benefit to Semper.

Currently, Third Party Service Arrangements are provided to the Target Fund by Atlantic Fund Administration, LLC ("Atlantic") (administration, compliance, fund accounting and transfer agency), Union Bank, N.A. (custody) and Foreside Fund Services, LLC (distribution). Third Party Service Arrangements will be provided to the Acquiring Fund by U.S. Bancorp Fund Services, LLC ("USBFS") (administration, compliance, fund accounting and transfer agency), U.S. Bank National Association (custody), and Quasar Distributors, LLC (distribution). USBFS has been providing services to mutual funds since 1969.

Q.           What should I know about the Acquiring Fund?

A.           Semper will continue to be the investment adviser to the Acquiring Fund. The Acquiring Fund will have similar investment objective and strategies as the Target Fund. The Acquiring Fund will also have similar principal risks and investment limitations as the Target Fund. The investment advisory fee for the Acquiring Fund will be the same as the current advisory fee for the Target Fund. The Acquiring Fund has represented that it expects to have the same net annual operating expenses as the Target Fund after the Reorganization and, therefore, the cost of investing in the Acquiring Fund is expected to be the same. There can be no guarantee, however, that these expenses and costs will remain the same or lower than the Target Fund's after the expiration of the Expense Cap.

The Acquiring Fund is a newly created fund which will operate as a series of AST. If the Reorganization is approved, the Target Fund will be one of over 40 active series of AST. The primary differences between the Target Fund and the Acquiring Fund will be (1) the Acquiring Fund will have different service providers that provide Third Party Service Arrangements (i.e., custody, administration, transfer agency, distribution and other general support services) than the Target Fund; (2) the Acquiring Fund will be a series of AST instead of the Trust; and (3) the Acquiring Fund will have a different Board of Trustees than the Target Fund. You will receive Acquiring Fund shares equal in value as of the Reorganization closing date to shares of the Target Fund you hold as of such date. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted.

Q.           What are the federal income tax consequences of the Reorganization?

A.           The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of counsel to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Federal Income Tax Consequences” (although there can be no assurance that the Internal Revenue Service will agree with such opinion). Accordingly, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives as a result of the Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.

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           For more detailed information about the tax consequences of the Reorganization please refer to the “Federal Income Tax Consequences” section below.

Q.           What happens if the Reorganization is not approved?

A.           If shareholders of the Target Fund fail to approve the Reorganization, the Target Fund will not be reorganized into the Acquiring Fund and the Fund will continue as a series of the Trust.

Q.           Will I be able to purchase and redeem shares and receive distributions the same way?

A.           The Reorganization will not affect your right to purchase and redeem shares and to receive distributions. You will still be able to purchase and redeem shares by telephone, in writing, or through the internet, though the telephone number and mailing address will change.

Q.           What action has the Board taken?

A.           After careful consideration, the Board approved the Reorganization and authorized the solicitation by the Target Fund of proxies voting FOR the Reorganization.

Q.            Who bears the expenses associated with the Reorganization?

A.           Semper will bear the expenses associated with the Reorganization. The expenses include, but are not limited to, costs relating to preparation, printing and distribution of this Proxy Statement and the registration statement, legal fees and accounting fees with respect to the Reorganization and Proxy Statement and expenses of holding the shareholder meeting and soliciting shareholder votes. The Target Fund will not incur any expenses in connection with the Reorganization.

Q.           Who is AST Fund Solutions?

A.           AST Fund Solutions is a third party proxy vendor that Semper has engaged (at its expense) to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help to prevent the need to call you to solicit your vote.

Q.           Who is eligible to vote?

A.           Shareholders of record of the Target Fund as of the close of business on January 21, 2014 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of the Target Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

Q.           I am a small investor. Why should I bother to vote?

A.           Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If other shareholders like you fail to vote, the Target Fund may not receive enough votes to go forward with the Special Meeting. If this happens, the Reorganization would be delayed, and we may need to solicit votes again.

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Q.           How do I place my vote and whom do I call for more information?

A.           You may vote your shares by any of the following methods: (1) call the telephone number provided on the proxy card attached to this Proxy Statement; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us; or (4) attend the Special Meeting on March 17, 2014 and vote in person. Please refer to your Proxy Card for further instructions on how to vote.

Q.           Is additional information about the Target Fund available?

A.           Yes, additional information about the Target Fund is available in the:

•           Prospectus for the Target Fund and for the Acquiring Fund;
•           Annual and Semi-Annual Reports to Shareholders of the Target Fund; and
•           Statement of Additional Information (SAI) for the Target Fund and for the Acquiring Fund.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).

Copies of all of these documents are available upon request without charge by writing to or calling:

Forum Funds Three Canal Plaza, Suite 600 Portland, Maine 04101 877-828-8210	Advisors Series Trust 615 East Michigan Street Milwaukee, Wisconsin 53202 855-736-7799

You also may view or obtain these documents from the SEC:

          In Person:  At the SEC’s Public Reference Room in Washington, D.C.
          By Phone:   1-202-551-8090

By Mail:                      Public Reference Room
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549
(duplicating fee required)

By Email:                      publicinfo@sec.gov
(duplicating fee required)

By Internet:                                www.sec.gov
(‘Advisors Series Trust’ for information on the Acquiring Fund)
(‘Forum Funds’ for information on the Target Fund)

The following pages give you additional information about the Reorganization and the proposal on which you are being asked to vote.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

Semper Short Duration Fund, c/o Forum Funds, Three Canal Plaza, Suite 600, Portland, Maine 04101

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Semper Short Duration Fund
(a series of Forum Funds)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the "Special Meeting") of the Semper Short Duration Fund, a series of Forum Funds, will be held at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Portland, Maine 04101 on Monday, March 17, 2014, at 2:00 p.m., Eastern Time.

The purpose of the Special Meeting is to consider and act upon the following proposals:

1.
To approve an Agreement and Plan of Reorganization under which the Semper Short Duration Fund, a series of Forum Funds, would assign all of its assets and liabilities to the Semper Short Duration Fund, a series of Advisors Series Trust, in a tax-free reorganization; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Forum Funds Board of Trustees has fixed the close of business on January 21, 2014 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

Stacey E. Hong
President, Forum Funds
February 5, 2014

Your vote is important — please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

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PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF

Semper Short Duration Fund
(a series of Forum Funds)

TO BE HELD ON MARCH 17, 2014

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the "Board") of Forum Funds (the "Trust") to be used at the special meeting of shareholders of the Semper Short Duration Fund, a series of the Trust (the "Target Fund"), and at any adjournments thereof (the "Special Meeting"), to be held on Monday, March 17, 2014 at 2:00 p.m., Eastern time, at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Portland, Maine 04101.

At the Special Meeting, shareholders of the Target Fund will be asked:

1.           To approve an Agreement and Plan of Reorganization under which the Target Fund would assign all of its assets and liabilities to the Semper Short Duration Fund (the "Acquiring Fund"), a series of Advisors Series Trust ("AST"), in a tax-free reorganization; and

2.           To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions or by mailing a proxy later dated to the Trust.

Shareholders of record at the close of business on the record date established as January 21, 2014 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. The Notice of Special Meeting of Shareholders (the "Notice"), this proxy statement and the enclosed proxy card are being mailed to shareholders on or about February 10, 2014.

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PROPOSAL — TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

A.           OVERVIEW

At a meeting held January 16, 2014, the Board of Trustees of Forum Funds (the "Trust"), including a majority of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), considered and a majority of the Trustees and Independent Trustees approved a form of Agreement and Plan of Reorganization (the "Plan of Reorganization"), a copy of which is attached to this proxy statement as Appendix A. Under the Plan of Reorganization, the Semper Short Duration Fund, a series of Forum Funds (the “Target Fund”), will assign all of its assets and liabilities to the Semper Short Duration Fund, a newly organized series of Advisors Series Trust (“AST”) (the “Acquiring Fund”), in exchange for a number of Acquiring Fund shares equivalent in number and value to shares of the Target Fund outstanding immediately prior to the Closing Date (as defined below), followed by a distribution of those shares to Target Fund shareholders so that each Target Fund shareholder would receive shares of the Acquiring Fund equivalent in number and value to the Target Fund shares held by such shareholder on the closing date of the transaction, which is currently set to be on or about March 28, 2014 (the "Closing Date") (this transaction is referred to as the "Reorganization"). AST filed an amended registration statement establishing the Acquiring Fund as a new series with the U.S. Securities and Exchange Commission (the "SEC") on January 21 2014 and expects its registration statement to be effective with the SEC prior to the Closing Date. The Reorganization will not occur until the registration statement is effective.

If the Reorganization is approved and implemented, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Acquiring Fund's investment objective and principal investment strategies are identical to those of the Target Fund. In addition, the current investment adviser to the Target Fund, Semper Capital Management, L.P. (“Semper” or the "Adviser"), will continue to serve as the investment adviser to the Acquiring Fund. The investment advisory fee for the Acquiring Fund will be the same as the advisory fee of the Target Fund. The Adviser will also agree, for a one year period following the Closing Date, to waive its fees or reimburse the Acquiring Fund for its expenses, to the extent necessary to maintain the Net Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of the Acquiring Fund at 0.60% for the Institutional Class and 0.85% for the Investor Class (the “Expense Caps”). Please note that Semper will be entitled to recoup any expenses paid or advisory fees waived prior to the Reorganization, subject to the Expense Caps, which could result in a direct benefit to Semper.

However, there are some differences between the Target Fund and the Acquiring Fund. The Acquiring Fund will employ a different administrator, custodian, transfer agent, and distributor ("Third Party Service Providers") than the Third Party Service Providers utilized by the Target Fund. In addition, none of the members of the Board of Trustees of the Trust will serve on the Board of Trustees of AST. If approved, the Reorganization is expected to take effect on or about March 28, 2014, although the date may be adjusted in accordance with the Plan of Reorganization or the effectiveness of the registration statement of AST with respect to the Acquiring Fund. The Reorganization is expected to be tax-free to the Target Fund and its shareholders.

B.           COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND

The Funds' Investment Objectives, Principal Investment Strategies and Risks, and Limitations

The investment objective and principal investment strategies of the Target Fund and the Acquiring Fund (each a "Fund" and collectively, the "Funds") will be identical. The principal risks also are similar and the Acquiring Fund will be managed the same as the Target Fund.  The Acquiring Fund’s investment limitations and restrictions differ slightly from the Target Fund’s investment limitations and restrictions. However, these differences are not material and are intended to harmonize the fundamental limitations amongst the existing fund managed by Semper in AST. The changes will have no impact on the day-to-day management of the Acquiring Fund.  The Acquiring Fund is newly organized and will commence operation on the next business day after the Closing Date. Each Fund's investment objective, principal investment strategies and risks, as well as each Fund's investment limitations and restrictions, are discussed in more detail below.

Investment Objectives

The investment objective of both Funds is to seek to provide a high level of current income that is consistent with preservation of capital. The investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

Both Funds primarily invest in investment-grade debt securities of domestic entities. Investment-grade debt securities are those rated in one of the four highest rating categories by a nationally recognized statistical rating organization.  An unrated debt security may be treated as investment grade if determined by the Adviser to be of comparable quality. The Funds may hold securities that are downgraded to non-investment grade and would no longer qualify for initial investment. Under normal circumstances, the Funds expect to maintain a weighted average portfolio duration of up to 3 years. The Funds define duration as effective duration which is the interest rate sensitivity of projected cash flows from Fund securities, adjusted for amortization, prepayments, and expected calls and puts. The Funds believe that effective duration provides the most accurate estimation of the Fund’s interest rate sensitivity. The Funds have no restrictions on individual security duration. In general, as interest rates rise, the value of the bonds held in the Funds will tend to decline, and, as interest rates fall, the value of the bonds in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Variable and floating rate securities are generally less sensitive to interest rate changes.

Debt securities may include all fixed-income securities (both fixed and floating-rate securities), U.S. Government securities, municipal securities, special purpose entities, zero coupon securities, money market securities and repurchase agreements. Certain asset-backed and mortgage-backed securities are issued with stated maturities of 15 to 40 years, however their effective durations are generally under 3 years.

The Funds may invest in securities that pay interest on a variable or floating rate basis including:

•
U.S. Government securities such as U.S. Treasury bills, notes and other obligations that are issued by or guaranteed as to interest and principal by the U.S. Government or by agencies or instrumentalities of the U.S. Government. U.S. Government securities also include the mortgage-related securities issued by: (1) the Government National Mortgage Association and the Small Business Association, which are supported by the full faith and credit of the U.S. Government; and (2) Fannie Mae and Freddie Mac, which are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury’s likely purchase of preferred stock to ensure the issuers’ positive net worth through 2014.

•
U.S. dollar-denominated obligations consisting of U.S. issuers including corporate bonds, notes, commercial paper, mortgage-backed and other asset-backed securities (meeting the stated final maturity, liquidity, and quality guidelines). Mortgage related securities and other asset-backed securities are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

•	Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises.

•	Zero coupon bonds.

•	Bank certificates of deposit, fixed time deposits and bankers’ acceptances.

•
Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.  The Funds may invest in repurchase agreements on debt securities.

The Adviser will allocate each Fund’s assets across different market sectors and different maturities based on its view of the relative value of each sector or maturity. The Funds may purchase and sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Funds may be unable to achieve the investment objective during the employment of a temporary defensive position.

Principal Investment Risks
The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Commercial Mortgage-Backed Securities Risk. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment. The Fund may experience significant delays in recovering an investment in a bankruptcy or other reorganization proceeding, and recover only a limited amount or none of its investment in such circumstances.

Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities whose value depends generally on an issuer’s credit rating and the interest rate of the security. Fixed-income securities are generally subject to the following risks:

Credit Risk. The financial condition of an issuer of a fixed-income security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, a fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Generally, investment risk and price volatility increase as a fixed-income security’s credit rating declines, which can cause the price of fixed-income securities to go down.

Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Interest Rate Risk. The value of fixed-income securities may decline due to changes in prevailing interest rates. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations.

Prepayment Risk. Fixed-income securities may be subject to unanticipated prepayment, shortening the expected maturity of the security. As a result, prepayments may reduce the return on investment and cause increased price volatility in fixed-income securities. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

Management Risk. The Fund is actively managed, and its performance, therefore, will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective.  Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. Further, the Fund’s performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk. The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. In general these securities are subject to credit risk. Credit risk is the risk that the financial condition of an issuer of a mortgage-related and other asset-backed securities may cause it to default or become unable to pay interest or principal due on the security. Fixed rate mortgage-related securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, a Fund that holds mortgage-related securities may be more volatile. Adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund if the Fund reinvests that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

Municipal Securities Risk. The amount of public information available about municipal securities is generally less than that for corporate securities. Special factors, such as legislative changes, and economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. The municipal securities market also could be significantly affected by adverse political changes, as well as uncertainties in the municipal securities market related to taxation or the rights of security holders. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the Fund’s invests may have an impact on the Fund’s share price. Municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset.

Repurchase Agreement Risk. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliates) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligation. The Fund maintains custody of the underlying obligations prior to their repurchase.  The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income.

U.S. Government Securities Risk. The Fund may invest in U.S. Government securities which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds. These securities are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.  Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Department of the Treasury. Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. In addition, because many types of U.S. Government obligations trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Fundamental Limitations

The Trust (on behalf of the Target Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund’s investment objective is a non-fundamental policy. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the Fund’s investment limitations, all percentage limitations apply immediately after an investment.  Except with respect to illiquid securities and borrowing money, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the limitation.

The Acquiring Fund’s fundamental limitations differ slightly from the Target Fund’s fundamental limitations, but are not materially different. Below is a chart that compares the fundamental limitations of each Fund.

The Target Fund may not:	The Acquiring Fund may not:
1. With respect to 75% of the value of its total assets, purchase securities, other than U.S. Government Securities or the securities of other investment companies, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

1. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer.  (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

2. Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	2. Borrow money, except as permitted under the 1940 Act.
3. Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	3. Issue senior securities, except as permitted under the 1940 Act.
4. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.

4.  Engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

5.  Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities.

6. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (1) invest in securities or other instruments directly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.

6.   Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

7. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
7. Purchase or sell physical commodities or contracts relating to physical commodities.
8. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	8. Make loans to others, except as permitted under the 1940 Act.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets, at the time of borrowing, from banks and other institutions for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (3) above, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The policy in (3) above will be interpreted not to prevent collateral arrangements including, as applicable, with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to making loans set forth in (8) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

Operating Policies

The Acquiring Fund observes the following restrictions as a matter of operating but not fundamental policy. The Target Fund does not similarly identify these policies as operating policies. Except as noted below, the Acquiring Fund may not:

1.	Invest in any issuer for purposes of exercising control or management; or

2.	Hold, in the aggregate, more than 15% of its net assets in illiquid securities.

C.           COMPARISON OF FEES AND EXPENSES AND EXAMPLES

The table of Fees and Expenses and the Example show fees and expenses based on average net assets for the year ended November 30, 2013. The Reorganization is not expected to result in an increase in shareholder fees and expenses. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Acquiring Fund as compared to the Target Fund.

Fees and Expenses	Target Fund Institutional Class	Acquiring Fund Institutional Class (Pro Forma)	Target Fund Investor Class	Acquiring Fund Investor Class (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None	None	None	None

Maximum Sales Charge (Load) Imposed On Reinvested Dividends and Distributions	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (Rule 12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.72%	0.44%	2.24%	0.44%
Dividend and Interest Expense on Short Sales(1)	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.15%	0.87%	2.92%	1.12%
Less: Fee Waiver and Expense Reimbursement(2)	-0.47%	-0.19%	-1.99%	-0.19%
Net Annual Fund Operating Expenses	0.68%	0.68%	0.93%	0.93%

(1) Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to profit from a decline in the price of a security. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay an amount equivalent to any dividend declared or interest paid during the duration of the short position to the lender from which the Fund borrowed the security and is obligated to record the payment of the dividend or interest as an expense. Dividend and interest expenses on short sales are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund’s portfolio.
(2) Semper Capital Management, L.P. (the “Adviser”) has contractually agreed to waive all or a portion of its fee and reimburse Fund expenses to limit Net Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of the Institutional Class and Investor Class to 0.60% and 0.85%, respectively, through March 29, 2015 (the “Expense Caps”). The Expense Caps may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Caps if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Net Annual Fund Operating Expenses of a class to exceed its Expense Cap.  Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

Example

This Example is intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund's total annual fund operating expenses remain as stated in the previous table and that distributions are reinvested (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund - Institutional Shares	$69	$319	$588	$1,356
Target Fund - Investor Shares	$95	$715	$1,362	$3,100
Acquiring Fund – Institutional Shares (Pro forma)	$69	$2 59	$4 64	$1,055
Acquiring Fund – Investor Shares (Pro forma)	$95	$3 37	$5 99	$1, 346

D.           PERFORMANCE INFORMATION

The following chart and table shows the past performance of the Target Fund and provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for 1-year and since inception compare with those of a broad measure of market performance, as well as an index that reflects the market sectors in which the Target Fund invests. The Acquiring Fund has not yet commenced operations and has no performance history. However, if the Reorganization is approved by shareholders, the Acquiring Fund will acquire all of the assets and liabilities of the Target Fund and will adopt the financial statements and performance history of the Target Fund.

Institutional Class - Year to Date Total Returns as of December 31, 2013

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

During the period of time shown in the bar chart, the Target Fund’s highest quarterly return was 1.41% for the quarter ended March 31, 2012, and the lowest quarterly return was -0.94% for the quarter ended June 30, 2013.

The following table compares the Target Fund's average annual total return as of December 31, 2013 to the Barclays Capital 1-3 Year Government Index (the "Barclays Index"), the Target Fund's primary benchmark.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)
Institutional Class	One Year	Since Inception (12/23/2010)
Return Before Taxes	0.23%	2.83%
Return After Taxes on Distributions	-0.54%	2.01%
Return After Taxes on Distributions and Sale of Fund Shares	0.17%	1.87%
Investor Class
Return Before Taxes	0.00%	2.55%
Barclays Capital 1-3 Year Government Index (reflects no deduction for fees, expenses, or taxes)	0.37%	0.87%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Target Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for the Institutional Class; the after-tax returns for the Investor Class will vary to the extent it has different expenses.

E.           COMPARISON OF SHAREHOLDER SERVICES

Purchase and Redemption Procedures

The Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the Target Fund, including telephone purchases and redemptions.  Shares of the Acquiring Fund may be purchased and redeemed at the net asset value (“NAV”) of the shares as next determined following receipt of a purchase and redemption order, provided the order is received in proper form. Payment of redemption proceeds generally will be made the next business day after processing by the Acquiring Fund's transfer agent after receipt of a redemption request in proper form.

Minimum Initial and Subsequent Investment Amounts

You can open an account and add to your account in either Fund by mailing a check or by wiring money into your account. You may also perform transactions by using the Internet. The Acquiring Fund will offer the same initial account minimums and systematic investment plans as the Target Fund, though the minimum subsequent investment amount for the Acquiring Fund will be $1,000 as stated below. The initial minimum and subsequent investments and account types are summarized below:

	Institutional Class		Investor Class
	Minimum	Minimum	Minimum	Minimum
	Initial	Subsequent	Initial	Subsequent
	Investment	Investment	Investment	Investment
Regular Accounts	$1,000,000	$1,000	$2,500	$1,000
Retirement Accounts	$1,000,000	$1,000	$2,500	$1,000

Redemptions

You may redeem any or all of your shares in the Target Fund or the Acquiring Fund by writing or telephoning the Target Fund or Acquiring Fund, as well as by participating in either Fund's systematic withdrawal plan. You may request that a predetermined dollar amount be sent to you each month, each quarter or annually.  Your Acquiring Fund account must have a value of at least $5,000 for you to be eligible to participate in the Systematic Withdrawal Plan. The minimum withdrawal amount from your Acquiring Fund Account is $100.

Dividends and Distributions

The Acquiring Fund will have the same dividend and distribution policy as the Target Fund. Shareholders who have elected to have dividends and capital gains reinvested in the Target Fund will continue to have dividends and capital gains reinvested in the Acquiring Fund following the Reorganization.

Fiscal Year

The Target Fund currently operates on a fiscal year ending November 30. Following the Reorganization, the Acquiring Fund will assume the financial history of the Target Fund and continue to operate on a fiscal year ending November 30 of each year.

Business Structure

Each of the Trust and AST is organized as a Delaware statutory trust. The differences between governing documents of the Trust and AST will not significantly affect the operations of the Target Fund or the Acquiring Fund or change the responsibilities, powers or the fiduciary duty owed to shareholders by a trust’s board of trustees and officers.

The Trust and AST are operated by their respective Boards of Trustees and officers appointed by each Board. The composition of the Board of Trustees and the officers for the Trust and AST differ. Further information about the current structure of the Trust and AST is contained in Appendix B and in their respective governing documents.

F.            COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which AST intends to value the securities of the Acquiring Fund are very similar to the procedures used by the Trust to value the securities of the Target Fund. In all cases where a price is not readily available, both AST and the Trust turn to their fair value procedures for guidance. Applying AST's valuation policies after the Reorganization to the Acquiring Fund will not result in material differences in the Acquiring Fund's NAV compared to applying the Trust's valuation policies to the Target Fund prior to the Reorganization.

G.           MANAGEMENT

The Adviser

Semper Capital Management, L.P. of 52 Vanderbilt Avenue, Suite 401, New York, NY 10017 is the Target Fund’s investment adviser and will continue to serve as the investment adviser to the Acquiring Fund. The Adviser has provided investment advisory services to individual and institutional accounts since 1992. The Adviser has provided investment advisory services to the Target Fund since its inception and as of December 31, 2013, had over $1,070 million in assets under management with $67 million in the Target Fund. Under its advisory agreement with the Target Fund, the Adviser receives an advisory fee equal to 0.35% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2013, the Adviser waived its entire management fee for the Target Fund. The advisory fee for the Acquiring Fund is the same as the advisory fee for the Target Fund.

The Adviser will agree to contractually waive a portion or all of its management fees and pay the Acquiring Fund expenses to ensure that the Net Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of the Acquiring Fund do not exceed 0.60% and 0.85% of the Acquiring Fund’s average daily net assets for the Institutional Class and Investor Class, respectively, through at least March 29, 2015. These are the same levels for the Expense Caps as are currently in place with respect to the Target Fund.  Any waiver of management fees or payment of Acquiring Fund expenses made by the Adviser may be recouped in subsequent fiscal years if the Adviser so requests. This recoupment may be requested if the aggregate amount actually paid by the Acquiring Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Caps. The Adviser is permitted to recoup waived management fees and expense payments made in the prior three fiscal years from the date the management fees were waived and Acquiring Fund expenses were paid. The Acquiring Fund must pay current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and expenses. The Adviser is entitled to recoup fees waived or expenses paid for the benefit of the Target Fund after it is reorganized into the Acquiring Fund.

Other Service Providers

Atlantic Fund Services, Three Canal Plaza, Portland, Maine 04101, is the Target Fund's administrator, transfer agent, and fund accountant.  Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104, is the custodian for the portfolio securities, cash and other assets of the Target Fund. BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the Target Fund's independent registered public accounting firm and audits the financial statements and the financial highlights of the Target Fund. Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 is the Target Fund's Distributor.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as the Acquiring Fund's administrator, transfer agent, fund accountant and dividend disbursing agent. U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, will serve as the custodian for the portfolio securities, cash and other assets of the Acquiring Fund. Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, will serve as the Acquiring Fund's independent registered public accounting firm and will audit the financial statements and the financial highlights of the Acquiring Fund. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, will serve as the Acquiring Fund's Distributor.

H.            CAPITALIZATION

The following table sets forth as of December 31, 2013: (1) the unaudited capitalization of the Target Fund and the unaudited capitalization of the Acquiring Fund, and (2) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been approved. Capitalization information is not included for the Acquiring Fund as it currently has no assets. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Target Fund and changes in NAV per share.

	Target Fund Investor Shares	Target Fund Institutional Shares	Target Fund
Net Assets	$ 945,951	$ 66,505,729	$67,451,680

Shares Outstanding	92,942	6,527,116	6,620,058

Net Asset Value per Share	$10.18	$10.19

	Pro forma Acquiring Fund Investor Class	Pro forma Acquiring Fund Institutional Class	Pro forma Acquiring Fund
Net Assets	$ 945,951	$ 66,505,729	$67,451,680

Shares Outstanding	92,942	6,527,116	6,620,058

Net Asset Value per Share	$10.18	$10.19

I.           SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

Below is a summary of the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

General Plan of Reorganization

The Plan of Reorganization outlines several steps that will occur on the Closing Date, provided the Reorganization is approved by shareholders. First, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and an assumption by the Acquiring Fund of all liabilities of the Target Fund. Immediately thereafter, the Target Fund will liquidate and distribute the shares received from the Acquiring Fund to its shareholders in exchange for their shares of the Target Fund. This will be accomplished by opening an account on the books of the Acquiring Fund in the name of each shareholder of record of the Target Fund and by crediting to each such account the shares due to the shareholder in the Reorganization. Every shareholder will own the same number of shares of the Acquiring Fund as the number of Target Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 shares of the Target Fund’s Investor Class immediately prior to the Closing Date, those shares would be canceled and you would receive 100 shares of the Acquiring Fund’s Investor Class. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Other Provisions

The Reorganization is subject to a number of conditions set forth in the Plan of Reorganization. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and AST. The significant conditions, neither of which is waivable, include: (a) the receipt by the Trust and AST of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Plan of Reorganization by shareholders of the Target Fund. The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Target Fund, by the Board of Trustees of the Trust or the Board of Trustees of AST. In addition, the Plan of Reorganization may be amended upon mutual agreement. However, shareholder approval would be required in order to amend the Plan of Reorganization subsequent to the shareholders' meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the Target Fund.

J.           REASONS FOR THE REORGANIZATION

The Target Fund currently operates as a separate series of the Trust.  As a series of the Trust, the Target Fund makes use of various service providers who provide an array of services to various series of the Trust. These services include administration, accounting, transfer agency, distribution, custody, compliance, audit and legal services ("Third Party Service Providers"). The Adviser currently manages a separate mutual fund in AST using other Third Party Service Providers, and the Adviser believes that significant administrative efficiencies might be recognized by the Adviser by consolidating the number of different fund service providers with which the Adviser interacts. The Adviser further noted that the Reorganization would not in any way be detrimental to the current shareholders of the Target Fund and would not result in any dilution of their interests in the Target Fund. After consideration of various alternatives, including the possibility of the Target Fund remaining a series of the Trust, the Adviser has determined that the Target Fund could potentially benefit from the services expected to be offered to series of AST, which is structured similarly to the Trust. Therefore, the Adviser recommends that the Target Fund be reconstituted as a series of AST, and the Board is submitting the proposal to the shareholders of the Target Fund for their consideration.

In making this recommendation, the Adviser represented to the Board that the cost of Third Party Service Arrangements to be provided to the Acquiring Fund were expected to be equal or lower than was currently the case. The Adviser stated that it anticipated that, with new Third Party Service Arrangements, it could better deploy resources to grow the Acquiring Fund through more focused attention on distribution services and that such growth, if it were to occur, ultimately could reduce the level of its required subsidy and potentially the expense ratio experienced by Acquired Fund shareholders.

In responding to the Adviser’s recommendation, the Board considered among other things:

•
that the Adviser would continue to manage the fund as investment adviser to the Acquiring Fund and that the investment objectives, policies and restrictions of the Target Fund are identical to those of the Acquiring Fund;

•	the Reorganization will be structured as a tax free transaction so that shareholders likely would not experience any tax consequences as a result;
•	that the Adviser has represented that the Third Party Service Arrangements to be provided to the Acquiring Fund will be at an equal or lower cost than currently in effect;
•	that shareholders who do not wish to become shareholders of the Acquiring Fund may redeem their shares before the Reorganization;
•	that the cost of the Reorganization will not be borne by the Target Fund or its shareholders; and
•	that the Reorganization will not result in the dilution of the value of the outstanding shares of the Target Fund.

Currently, Third Party Service Arrangements are provided to the Trust by Atlantic Fund Services ("Atlantic") (administration, fund accounting, compliance and transfer agency), Union Bank, N.A. (custody), BBD, LLP (audit) and Foreside Fund Services, LLC (distribution). Third Party Service Arrangements will be provided to AST by U.S. Bancorp Fund Services, LLC (administration, fund accounting, compliance and transfer agency), U.S. Bank National Association (custody), Tait, Weller & Baker, LLP (audit) and Quasar Distributors, LLC (distribution).

The Board also considered that the proposed Reorganization might provide certain benefits to the Adviser. These benefits included, to the extent the fees and expenses of the Acquiring Fund are less than those of the Target Fund (whether due to lower Third Party Service Arrangement fees or otherwise), the Adviser’s required level of waiver/reimbursement to the Acquiring Fund necessary to maintain the Expense Caps will decrease. In addition, the Board noted that the fees paid to the Acquiring Fund's Board were higher than those paid to the Target Fund's Board, and would be borne by the Acquiring Fund's shareholders following expiration of the Adviser's agreement to maintain the existing Expense Cap.

After consideration of these and other factors it deemed appropriate, the Board of Trustees of the Target Fund, including the Independent Trustees, approved the Plan of Reorganization and is submitting it to shareholders for their approval. In approving the Reorganization, the Board determined that the Reorganization would be in the best interests of each of the Target Fund and its shareholders, and that shareholder interests would not be diluted as a result of the Reorganization.

If shareholders approve the proposal, the Reorganization is expected to take effect on or about 4:00 p.m. Eastern Time on the Closing Date, although that date may be adjusted in accordance with the Plan of Reorganization. Following the Reorganization, the Target Fund will be dissolved. If shareholders of the Target Fund fail to approve the Reorganization, the Target Fund will not be reorganized into the Acquiring Fund and the Target Fund will continue as a series of the Trust.

K.           FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (the “IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account or qualified retirement plan.

Each Fund has qualified since its inception, or if newly organized, intends to qualify for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code.

           The Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. The principal federal income tax consequences that are expected to result from the Reorganization of the Target Fund into the Acquiring Fund are as follows:

•	no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a direct result of the Reorganization pursuant to Sections 361(a), 361(c)(1) and 354(a) of the Code;
•	no gain or loss will be recognized by the Acquiring Fund as a direct result of the Reorganization pursuant to Section 1032(a) of the Code;
•
the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of these assets in the hands of the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

•
the holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

•
the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund pursuant to Section 358(a)(1) of the Code; and

•
the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund as part of the Reorganization will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the closing) pursuant to Section 1223(1) of the Code.

           Neither the Target Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. As a condition to closing, Paul Hastings LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Paul Hastings, LLP will rely in rendering its opinion.

           Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

           Unless the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Target Fund will declare one or more dividends payable at or near the time of the closing to its shareholders to the extent necessary to avoid entity-level tax. The Reorganization is expected to qualify as a “reorganization” under Section 368(a)(1)(F) of the Code. Whether or not the Reorganization so qualifies, the Target Fund may declare one or more dividends or other distributions prior to the closing as the Target Fund deems necessary or desirable, including in accordance with its current dividend and distribution policy (see “Comparison of Shareholder Services—Dividends and Distributions” and “— Fiscal Year” above).

           The ability of the Acquiring Fund to carry forward capital losses (if any) of the Target Fund and use such losses to offset future gains generally will not be limited as a direct result of the Reorganization.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

L.           CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

Following the Reorganization, the operations of the Acquiring Fund will be overseen by AST's Board of Trustees (the "AST Board") in a substantially similar manner as the Target Fund is overseen by the Trust's Board of Trustees. The business of AST is managed under the direction of the AST Board in accordance with AST's Governing Documents. The AST Board consists of four individuals, three of whom are Independent Trustees. The Trust's Board of Trustees consists of five Trustees, four of whom are Independent Trustees. Pursuant to the Governing Documents of AST, the AST Board is responsible for the overall management of AST, including general supervision and review of the investment activities of the Acquiring Fund. The AST Board, in turn, elects the officers of AST (i.e., President, a Secretary, a Treasurer, a Chief Compliance Officer and a Principal Financial Officer), who are responsible for administering the day-to-day operations of AST and its separate series. The AST Board also retains the power to conduct, operate and carry on the business of AST and has the power to incur and pay any expenses, which, in the opinion of the AST Board, are necessary or incidental to carry out any of AST's purposes. The Board of Trustees of the Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the Trust. The Trustees, officers, employees and agents of AST, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust offers the same limitation of liability to its Trustees, officers, employees and agents.

Following is a list of the Trustees and executive officers of AST and their principal occupation over the last five years.

INDEPENDENT TRUSTEES OF ADVISORS SERIES TRUST

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held During Past Five Years
Donald E. O’Connor (age 77) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	2	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Trustee, The Forward Funds (34 portfolios).
George J. Rebhan (age 79) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	2	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2009, E*TRADE Funds.
George T. Wofford (age 73) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	2	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

INTERESTED TRUSTEE OF ADVISORS SERIES TRUST

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held During Past Five Years
Joe D. Redwine(2) (age 66) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	2	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

OFFICERS OF ADVISORS SERIES TRUST
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 66) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).
Douglas G. Hess (age 46) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).
Cheryl L. King (age 51) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).
Kevin Hayden (age 42) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).
Albert Sosa (age 42) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Officer, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2004 to present).
Michael L. Ceccato (age 55) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present); General Counsel/Controller, Steinhafels, Inc. (September 1995 to February 2008).
Jeanine M. Bajczyk, Esq. (age 48) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).

(1)
As of December 31, 2013, AST is comprised of 40 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and the Semper MBS Total Return Fund, which is in AST. The Fund does not hold itself out as related to any other series within AST for investment purposes, nor does it share the same investment adviser with any other series.

(2)
Mr. Redwine is an “interested person” of AST as defined by the 1940 Act. Mr. Redwine is an interested Trustee of AST by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of AST.

Trustee Compensation

Independent Trustees of AST each receive an annual retainer of $65,000 allocated among each of the various portfolios comprising AST, an additional $2,000 per regularly scheduled Board meeting, and an additional $500 per telephonic board meeting, paid by AST or applicable portfolios. The Trustees also receive reimbursement from AST for expenses incurred in connection with attendance at regular meetings. The lead Independent Trustee and chair of the Audit Committee each receive a separate annual fee of $10,000 and $5,000, respectively, provided that the separate fee for the chair of the Audit Committee will be waived if the same individual serves as both lead Independent Trustee and Audit Committee chair. AST has no pension or retirement plan. No other entity affiliated with AST pays any compensation to the Trustees.

Independent Trustees of the Trust each receive an annual fee of $45,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $66,000. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

M.           ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Investment Adviser

Since the beginning of the most recently completed fiscal year, no Trustee or executive officer of the Trust has made any purchases or sales of securities of the Adviser or any of its affiliates.

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of shares. Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines. The Funds do not execute portfolio transactions through affiliated brokers.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of that date, 6,484,840.562 shares of the Target Fund were outstanding. Any person who owns of record or beneficially 5% or more of the outstanding shares of the Target Fund is deemed to be an "affiliated person" of the Target Fund. A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Target Fund.

As of January 21, 2014, the Officers and Trustees of the Trust, as a group, owned less than 1% of the shares of the Target Fund. As of January 21, 2014, the following shareholders were considered to be either a control person or an affiliated person of the Target Fund:

Title of Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
Institutional	Publishers Clearing House LLC 382 Channel Dr Port Washington, NY 11050	3,471,559.569	54.30%
Institutional	Major League Baseball Properties Inc. 245 Park Avenue, Floor 34 New York, NY 10167	994,026.994	15.55%
Institutional	Wendel Co C/O The Bank of NY Mellon Mutual Funds Reorg Department P.O. Box 1066 Wall St Station New York, NY 10153	419,134.234	6.56%

Title of Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
Investor	Charles Schwab & Co. Inc. Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	57,221.076	62.25%
Investor	Guarded Partners LLC 344 Taconic Rd. Greenwich, CT 06831	10,798.075	11.75%
Investor	D A Davidson & Co Jamie & Marena K. Haas Rev Tr 8 Third Street North Great Falls, CA 91767-4698	9,801.353	10.66%

N.           OTHER BUSINESS

The Board of Trustees of the Trust knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

O.           SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Forum Funds, c/o Atlantic Fund Services, Three Canal Plaza, Portland, Maine 04101. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

P.           NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of Forum Funds, Three Canal Plaza, Portland, Maine 04101 whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports to Shareholders they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Q.           SOLICITATION OF SHAREHOLDER VOTE

If you wish to participate in the Special Meeting you may submit the Proxy Card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person. At any time before the Special Meeting, you may change your vote even if a proxy has already been returned by written notice to the Target Fund, by submitting a subsequent proxy by mail or by voting in person at the Special Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact Semper Short Duration Fund at (877) 828-8210.

The Adviser expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of AST Fund Solutions. AST Fund Solutions is expected to receive approximately $3,000 from the Adviser for the solicitation of proxies. The Adviser will pay the expenses of the preparation, printing and mailing of the proxy materials and the legal fees.

All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting, and any adjournment thereof, according to the instructions on the proxy card. If no specification is made on a proxy card, shares will be voted FOR the proposal.

R.           QUORUM AND REQUIRED VOTE FOR THE TARGET FUND

Only Target Fund shareholders of record on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. The presence in person or by proxy of shareholders entitled to cast a majority of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of the proposal will require the affirmative vote of the lesser of (1) 67% or more of the shares of the Target Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the Target Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Target Fund’s outstanding shares. The Special Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within 120 days of the Record Date without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. Approval of the proposal will occur only if a sufficient number of votes at the Special Meeting are cast FOR the proposal.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Semper Short Duration Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Semper Short Duration Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to Three Canal Plaza, Portland, Maine 04101 or by calling (877) 828-8210. The Target Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Target

Fund’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also direct requests as indicated.

The Closing Date for the Reorganization is set to be on or about March 28, 2014, pending shareholder approval.

For a free copy of the Target Fund's latest annual and/or semiannual reports, call 877-828-8210, go to the SEC's website at www.sec.gov or write to Semper Short Duration Fund, c/o Forum Funds, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 14th day of March, 2014, by and between Forum Funds ("Forum"), a Delaware statutory trust, with its principal place of business at Three Canal Plaza, Portland, Maine 04101, with respect to the Semper Short Duration Fund, a separate segregated portfolio of assets (“series”)  of Forum (the "Target Fund"), and Advisors Series Trust ("AST"), a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, with respect to the Semper Short Duration Fund, a separate series of AST (the "Acquiring Fund" and, collectively with the Target Fund, the "Funds") and, solely with respect to paragraphs 5.10 and 9.1, Semper Capital Management, L.P., the investment adviser to the Target Fund and the Acquiring Fund (“Semper” or the “Adviser”), with a principal place of business at 52 Vanderbilt Avenue, Suite 401, New York, NY 10017. (Each of Forum and AST is sometimes referred to herein as an “Investment Company.”)

This Agreement is intended to be, and is adopted as, a “plan of reorganization” within the meaning of the Treasury regulations promulgated under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (i) the transfer of all of the property, assets, and goodwill of the Target Fund in exchange solely for (a) shares of beneficial interest, no par value per share, of the Acquiring Fund ("Acquiring Fund Shares") and (b) the assumption by the Acquiring Fund of all liabilities of the Target Fund; (ii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the liquidation of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (collectively, the "Reorganization"). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of either Investment Company or the assets of any such series be held liable with respect to the breach or other default by an Investment Company, with respect to its obligated Fund, of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Acquiring Fund and the Target Fund are separate series of AST and Forum, respectively, and AST and Forum are open-end, registered management investment companies, and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest and the Target Fund currently offers, and the Acquiring Fund will offer, two classes of shares designated as Investor Class shares and Institutional Class shares;

WHEREAS, the Trustees of Forum, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company (“Non-Interested Persons”) have determined that the Reorganization, with respect to the Target Fund, is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of AST, including a majority of its Non-Interested Persons, have determined that the Reorganization is in the best interests of the Acquiring Fund.

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE SOLELY FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE TARGET FUND'S LIABILITIES AND TERMINATION
OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the requisite approval of the Target Fund’s shareholders and the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Target Fund the number of full and fractional (1) Investor Class Acquiring Fund Shares equal to the number of full and fractional Investor Class Target Fund shares then outstanding and (2) Institutional Class Acquiring Fund Shares equal to the number of full and fractional Institutional Class Target Fund shares then outstanding and (b) to assume all liabilities of the Target Fund,, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 ("Closing Date").

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Target Fund on the Closing Date, and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. For the sake of clarity, assets to be acquired include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including claims for breach of contract and violation of standards of care), of the Target Fund against any party with whom the Target Fund has contracted for any actions or omissions up to the Closing Date.

Forum has provided AST with the most recent audited financial statements of the Target Fund, which contain a list of all of the Target Fund's assets as of the date of such statements. Forum hereby represents that, as of the date of the execution of this Agreement, there have been no changes in the Target Fund’s financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gain distributions and redemption proceeds to shareholders.

Forum will, within a reasonable period of time prior to the Closing Date, furnish AST with a list of the Target Fund's portfolio securities and other investments. AST will, within a reasonable time prior to the Closing Date, furnish Forum with a list of the securities, if any, on the Target Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all remaining liabilities, debts, obligations, and duties of whatever kind or nature of the Target Fund existing on the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization expenses borne by Semper pursuant to Article IX) and investment contracts entered into in accordance with the terms of the Target Fund’s Prospectus, including options, futures, forward contracts, and swap agreements.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"): (a) the Target Fund will make a liquidating distribution, pro rata to its shareholders of record determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the "Target Fund Shareholders"), of all of the Acquiring Fund Shares received by the Target Fund pursuant to paragraph 1.1;

and (b) the Target Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. Pursuant to that transfer, each Target Fund Shareholder’s account will be credited with the number of full and fractional Acquiring Fund Shares equal to the number of full and fractional Target Fund shares that Target Fund Shareholder holds on the Closing Date, by class. The aggregate net asset value of each class of Acquiring Fund Shares issued pursuant to this paragraph will equal the aggregate net asset value of the corresponding class of Target Fund shares. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Target Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Target Fund before the Effective Time (as defined in paragraph 3.1) with respect to Target Fund shares that are held of record by the Target Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Target Fund, in an amount equal in value to the net asset value (“NAV”) of the Target Fund's shares, to be distributed to shareholders of the Target Fund.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund, up to and including the Closing Date, and such later date on which the Target Fund is terminated.

1.8 TERMINATION. As soon as practicable after the Closing Date, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Target Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Forum's Trust Instrument (the “Trust Instrument”) and the Target Fund's then current Prospectus and Statement of Additional Information.

2.2 SHARES TO BE ISSUED. The number of the Acquiring Fund's shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of the Target Fund's shares then outstanding. Upon the Target Fund's liquidating distribution, each holder of shares of the Target Fund will receive shares of the Acquiring Fund equal in number and net asset value to the number and net asset value, by class, of shares held by such holder immediately prior to such liquidating distribution.

2.3 DETERMINATION OF VALUE. Except with respect to the Target Fund's assets, which shall be valued by Atlantic Fund Services ("Atlantic"), all computations of value shall be made by U.S. Bancorp Fund Services, LLC, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. The Acquiring

Fund and Target Fund agree, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Target Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions sets forth in Articles VI, VII and VIII of this Agreement, the closing (the "Closing") will be on or about March 27, 2014 or such other date(s) as the Investment Companies may agree to in writing. All acts taking place at the Closing shall be deemed to take place, and the Closing shall be held, as of the close of business on the Closing Date (the "Effective Time") at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN'S CERTIFICATE. The portfolio securities of the Target Fund shall be made available by the Target Fund to the Acquiring Fund's custodian, for examination no later than five business days preceding the Closing Date. Union Bank, N.A., as custodian for the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Target Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT'S CERTIFICATE. Forum shall cause Atlantic, as transfer agent for the Target Fund as of the Closing Date, to deliver to the Secretary of AST a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause U.S. Bancorp Fund Services, LLC, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Forum or provide evidence satisfactory to Forum that such Acquiring Fund Shares have been credited to the Target Fund's account on the books of the Acquiring Fund. At the Closing, each Investment Company shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as the other Investment Company or its counsel may reasonably request.

ARTICLE IV

 REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. Forum and the Target Fund represent and warrant to AST and the Acquiring Fund as follows:

(a)           The Target Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           The Target Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust's registration with the U.S. Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect.

(c)           The current Prospectus and Statement of Additional Information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of Forum's Trust Instrument or its Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which Forum, with respect to the Target Fund, is a party or by which it is bound.

(e)           The Target Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Target Fund.

(f)           Except as otherwise disclosed in writing to and accepted by AST, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. Forum knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Target Fund's business or its ability to consummate the transactions contemplated herein.

(g)           The financial statements of the Target Fund for the fiscal year ended November 30, 2013, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to AST) fairly reflect the financial condition of the Target Fund as of November 30, 2013 in all material respects as of that date, and there are no known contingent liabilities of the Target Fund as of that date not disclosed in such statements.

(h)           Since November 30, 2013, there have been no material adverse changes in the Target Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of material indebtedness, except as otherwise disclosed to and accepted by AST. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(i)           Forum has duly and timely filed, on behalf of the Target Fund, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Target Fund on or before the Closing.  All such returns and reports are true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. On behalf of the Target Fund, it has paid or made provision and properly accounted for all Taxes due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of the Target Fund as of the close of business on the Valuation

Date, if any, will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Target Fund for any periods or fiscal years prior to and including the close of business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the close of business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it, on behalf of the Target Fund, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. There are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Target Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Target Fund.

(j)           All issued and outstanding shares of the Target Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund's transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Target Fund shares, and has no outstanding securities convertible into any of the Target Fund shares.

(k)           At the Closing Date, the Target Fund will have good and valid title to the Target Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of Forum and the Target Fund. Subject to approval by the Target Fund's shareholders, this Agreement constitutes a valid and binding obligation of Forum with respect to the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(m)           The information to be furnished by Forum on the Target Fund’s behalf for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)           From the mailing of the Proxy Statement (as defined in paragraph 5.6) through the time of the meeting of the Target Fund's shareholders and on the Closing Date, any written information furnished by Forum with respect to the Target Fund for use in the Proxy Statement (as defined in paragraph 5.6), the Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)           The Target Fund has elected to be and has qualified as a "regulated investment company" (a "RIC") under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for the current taxable year through the Closing Date. The Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. The Target Fund has duly filed all federal, state, local and foreign Tax returns that are required to have been filed, and all Taxes of the Target Fund that are due and payable have been paid.  All such returns were true, correct and complete as of the time of their filing and accurately stated the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. The Target Fund is in compliance in all material respects with applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties that could be imposed thereunder.

(p)           The Target Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund's Prospectus, except as previously disclosed in writing to AST.

(q)           The Acquiring Fund Shares to be issued to the Target Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund's shareholders as provided in paragraph 1.4.

(r)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by Forum, for itself and on behalf of the Target Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Target Fund as described in paragraph 5.2.

                               (s)           Forum is not, with respect to the Target Fund, under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                               (t)           The books and records of the Target Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to AST and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(u)           The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v)           The Target Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or Tax return.

(w)           The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

(x)           The Target Fund has not received written notification from any taxing authority that asserts a position contrary to any of the above representations set forth in paragraphs (i), (o), (s), (t), (u), (v), and (w) of this paragraph 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. AST and the Acquiring Fund represent and warrant to Forum and the Target Fund as follows:

(a)           The Acquiring Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           The Acquiring Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust's registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)           The Prospectus and Statement of Additional Information of the Acquiring Fund that will be effective on the commencement of its investment operations will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of AST's Agreement and Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which AST, with respect to the Acquiring Fund, is a party or by which it is bound.

(e)           Except as otherwise disclosed in writing to and accepted by Forum, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. AST knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transaction contemplated herein.

(f)           There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund;

(g)           All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, duly authorized and validly issued and outstanding, fully paid and non-assessable by AST. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of AST and the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of AST with respect to the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(i)           The information to be furnished by AST on the Acquiring Fund’s behalf for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)           From the mailing of the Proxy Statement (as defined in paragraph 5.6) through the time of the meeting of the Target Fund’s shareholders and on the Closing Date, any written information furnished by AST with respect to the Acquiring Fund for use in the Proxy Statement (as defined in paragraph 5.6), the Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to commence its operations after the Closing Date.

(l)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by AST, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by AST, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)           AST intends to cause the Acquiring Fund to satisfy all the requirements for qualification and treatment as a RIC for federal income tax purposes under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code, and the Acquiring Fund will continue to qualify as, and for treatment as, a RIC through the end of its first taxable year that ends after the Closing Date and each taxable year thereafter.

                      (n)           AST is not, with respect to the Acquiring Fund, under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                      (o)           The Acquiring Fund is, and will be at the time of the Closing, a shell series created for the sole purpose of acquiring the assets and assuming the liabilities, and continuing the business, of the Target Fund and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3 REPRESENTATIONS OF AST. AST represents and warrants that AST has filed a post-effective amendment to its registration statement for open-end management investment companies on Form N-1A ("Registration Statement") for the purpose of registering the Acquiring Fund under the 1940 Act.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, the Target Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and shareholder redemptions.

5.2 APPROVAL OF SHAREHOLDERS. Forum will call a special meeting of the Target Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. Forum will assist AST in obtaining such information as AST reasonably requests concerning the beneficial ownership of the Target Fund's shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, each Investment Company will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, Forum shall furnish AST, in such form as is reasonably satisfactory to AST, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by BBD, LLP and certified by Forum's Treasurer.

5.6 PREPARATION OF PROXY STATEMENT. Forum will prepare and Forum will file with the SEC a proxy statement on Schedule 14A (the "Proxy Statement") under the 1934 Act relating to the transactions contemplated by this Agreement, subject to approval of Forum’s Board of Trustees, which approval shall not be unreasonably withheld. The Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act. AST will provide Forum with the materials and information necessary to prepare the Proxy Statement in connection with the meeting of the Target Fund's shareholders to consider the approval of this Agreement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund's assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Target Fund and Forum’s current and former Trustees and officers (collectively, "Indemnified Persons") from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by AST of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Target Fund (solely out of the Target Fund's assets and property, including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and AST’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of AST’s Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Forum of any of its representations, warranties, covenants or agreements set forth in this Agreement.

           5.8 TAX RETURNS.  Forum covenants that by the time of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to be filed on or before the Closing shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

           5.9 CLOSING DOCUMENTS. At the Closing, Forum will provide AST with the following:

                      (a) A copy of any Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation § 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

                      (b) A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8ECI, or W-8IMY), notices or records on file with the Target Fund with respect to each shareholder; and such information as AST may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Acquiring Fund’s basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Target Fund Shareholders who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice President to the best of their knowledge and belief.

                      (c) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

5.10 INSURANCE: Semper agrees to provide the Trustees of Forum with tail insurance, or other appropriate program that may be acceptable to the Trustees of Forum, for a two-year period following the Effective Time, to indemnify those trustees to the same extent they would have been entitled to indemnification under the Trust Instrument with respect to any matters relating to Acquired Fund.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF FORUM

The obligations of Forum, with respect to the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by AST, with respect to the Acquiring Fund, of all the obligations to be performed by AST pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of AST contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. AST shall have delivered to Forum on that Closing Date a certificate executed in the Acquiring Fund's name by AST's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Forum and dated as of the Closing Date, to such effect and as to such other matters as Forum shall reasonably request.

6.2 Forum shall have received on the Closing Date:

(a)           an opinion from Paul Hastings LLP, counsel to AST, dated as of such Closing Date, in a form reasonably satisfactory to Forum, that this Agreement has been duly authorized, executed, and delivered by AST on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by Forum, is a valid and binding obligation of AST, with respect to the Acquiring Fund, enforceable against AST, with respect to the Acquiring Fund, in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

(b)           a certificate from the President of AST, dated as of the Closing Date, addressing the following points:

(i) AST is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of AST, and the Acquiring Fund is a separate series of AST constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and Bylaws of AST;

(ii) AST is registered as an investment company under the 1940 Act and such registration with the SEC is in full force and effect;

(iii) Assuming that a consideration of not less than the net asset value of the Acquiring Fund Shares will be paid, the Acquiring Fund Shares to be issued and delivered to the Target Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares;

(iv) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of AST's Agreement and Declaration of Trust or Bylaws;

(v) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by AST and the Acquiring Fund of the transactions contemplated by the Agreement, except such as have been obtained;

(vi) There are no legal or governmental proceedings relating to AST or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement or the Closing Date required to be described in the Proxy Statement which are not described as required; and

(vii) To the knowledge of the President, except as has been disclosed in writing to Forum, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to AST or the Acquiring Fund or any of their properties or assets or any person whom AST or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of AST and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

           6.3 The Registration Statement filed by AST with the SEC to create the Acquiring Fund has been declared effective by the Commission.

6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from the investment objective, policies and restrictions and those fee amounts and levels, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement or Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF AST

The obligations of AST, with respect to the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Forum, with respect to the Target Fund, of all the obligations to be performed by Forum pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of Forum contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. Forum shall have delivered to AST on such Closing Date a certificate executed in the Target Fund's name by Forum's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to AST and dated as of such Closing Date, to such effect and as to such other matters as AST shall reasonably request.

7.2 AST shall have received on the Closing Date:

(a)           an opinion from K&L Gates LLP, counsel to Forum, dated as of such Closing Date, in a form reasonably satisfactory to AST, that the Agreement has been duly authorized, executed and delivered by Forum on behalf of the Target Fund and, assuming due authorization, execution and delivery of this Agreement by AST, is a valid and binding obligation of Forum, with respect to the Target Fund, enforceable against Forum, with respect to the Target Fund, in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

(b)           A certification from the President of Forum, dated as of the Closing Date, addressing the following points:

(i)
Forum is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of Forum, and the Target Fund is a separate series of Forum constituted in accordance with the applicable provisions of the 1940 Act and the Trust Instrument and the Bylaws of Forum;

(ii)
The Target Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Target Fund will have transferred such assets to the Acquiring Fund;

(iii)	The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust Instrument or the Bylaws of Forum;

(iv)
No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Forum and the Target Fund of the transactions contemplated by the Agreement, except such as have been obtained;

(v)
There are no legal or governmental proceedings relating to Forum or the Target Fund existing on or before the date of mailing of the Proxy Statement or the Closing Date required to be described in the Proxy Statement which are not described as required;

(vi)	Forum is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect;

(vii)
The Proxy Statement has been filed with the SEC and no stop order under the 1933 Act pertaining thereto has been issued and no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws; and

(viii)
To the knowledge of the President, except as has been disclosed in writing to AST, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Forum or the Target Fund or any of their properties or assets or any person whom Forum or the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of Forum and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.3 Forum shall have delivered to AST a statement of the Target Fund's known assets and liabilities, together with a list of the Target Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Forum.

7.4 Forum shall have furnished to AST a certificate, signed by the President or Vice-President and the Treasurer or any Assistant Treasurer of Forum, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
INVESTMENT COMPANIES

If any of the conditions set forth below do not exist on or before the Closing Date with respect to either Investment Company, the other Investment Company shall, at its option, not be required to consummate the transactions contemplated by this Agreement.  Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to either Investment Company, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with Delaware law and the provisions of Forum's Trust Instrument and its Bylaws. Forum shall not be obligated to consummate this Agreement and the transactions contemplated hereby if the Target Fund has not obtained the requisite shareholder approval with respect thereto. Certified copies of the resolutions evidencing such approval shall have been delivered to AST. Notwithstanding anything herein to the contrary, neither Investment Company may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either Investment Company may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the Investment Companies, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Investment Companies shall have received a favorable opinion of Paul Hastings LLP dated as of the Closing Date and addressed to each Investment Company, in a form reasonably satisfactory to them, substantially to the effect that for federal income tax purposes:

(a)           The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in this Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)           No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code;

                                (c)           No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of Target Fund pursuant to Section 1032(a) of the Code;

(d)           No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to Section 361(c)(1) of the Code;

                                (e)           The tax basis of each asset of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code;

                                (f)           The holding period of each asset of the Target Fund in the hands of the Acquiring Fund will include the period during which such asset was held by the Target Fund pursuant to Section 1223(2) of the Code;

(g)           No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

 (h)           The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

                                  (i)           The holding period of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include the holding period of Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and

                                  (j)           The Reorganization will not result in the termination of the Target Fund’s taxable year.  For purposes of Section 381 of the Code, , the Target Fund’s tax attributes enumerated in Section 381(c) will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Target Fund’s taxable year before the Reorganization will be included in the Acquiring Fund’s taxable year after the Reorganization , subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

Such opinion shall be based on customary assumptions and qualifications and such representations as Paul Hastings LLP may reasonably request, and the Investment Companies will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither Investment Company may waive the condition set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, Semper, or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including reasonable fees for this transaction of the Target Fund's counsel and counsel of the Target Fund's Independent Trustees; (f) solicitation costs of the transactions; and (g) any costs associated with meetings of Forum's Board of Trustees and the AST Board of Trustees relating to the transactions contemplated herein. Semper, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this paragraph 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 AST, on behalf of the Acquiring Fund, and Forum, on behalf of the Target Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under paragraph 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of AST with respect to the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of AST and Forum. In addition, either AST or Forum may at its option terminate this Agreement at or prior to the Closing Date due to:

(a)           a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of its Board of Trustees, prior to the Closing Date;

(b)           a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)           a determination by its Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, AST, Forum, or the respective Trustees or officers to the other Investment Company or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Investment Companies; provided, however, that following the meeting of the Target Fund's shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either Investment Company without the written consent of the other Investment Company. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of AST and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of AST personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of AST. The execution and delivery of this Agreement have been authorized by the Trustees of AST on behalf of the Acquiring Fund and signed by authorized officers of AST, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in AST’s Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of Forum and the Target Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of Forum personally, but shall bind only the trust property of the Target Fund, as provided in the Trust Instrument of Forum. The execution and delivery of this Agreement have been authorized by the Trustees of Forum on behalf of the Target Fund and signed by authorized officers of Forum, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Target Fund as provided in Forum's Trust Instrument.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of such Investment Company and its Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), an Investment Company may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

           15.1 Forum and AST will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each Investment Company or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

           15.2 Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund, up to and including the date of the Closing, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the Investment Companies.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ADVISORS SERIES TRUST, on behalf of the Acquiring Fund

By:
                                                                                Name: Douglas G. Hess
Title: President

FORUM FUNDS, on behalf of the Target Fund

By:
                                                                                Name:  Stacey E. Hong
Title: President

SEMPER CAPITAL MANAGEMENT, L.P. only with respect to Paragraphs 5.10 and 9.1

By:
Name: Gregory A. Parsons
Title: Chief Executive Officer

APPENDIX B

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

Set forth below is a discussion of the material differences between the Target Fund and the Acquiring Fund and the rights of their shareholders.

Governing Law. The Target Fund is a separate series of Forum Funds, which is organized as a Delaware statutory trust. The Acquiring Fund is a separate series of AST, which is also organized as a Delaware statutory trust. Each of the Target Fund and the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest. Forum Funds' operations are governed by its Trust Instrument and its Bylaws and applicable state law. AST’s operations are governed by its Agreement and Declaration of Trust and Amended and Restated Bylaws and applicable state law.

Shareholder Liability. Under Forum Funds' Trust Instrument, no shareholder of the Target Fund shall be subject to any personal liability in connection with the assets or the affairs of Forum Fundsor of any of its series. The Target Fund is required to indemnify shareholders and former shareholders against losses and expenses arising from any personal liability for any obligation of the Target Fund solely by reason of being or having been a shareholder of the Target Fund and not because of his or her acts or omissions or for some other reason.

Under AST's Agreement and Declaration of Trust, any shareholder or former shareholder of the Acquiring Fund shall not be held to be personally liable for any obligation or liability of AST solely by reason of being or having been a shareholder. The Acquiring Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Acquiring Fund but not because of his or her acts or omissions.

Board of Trustees. The Reorganization will result in a change in the board of trustees because the trustees of Forum Funds are different from the trustees of AST.  The Board of Trustees of Forum Funds has five trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act, of Forum Funds.  For more information, refer to the Statement of Additional Information dated April 1, 2013 for the Target Fund, which is incorporated by reference into this Proxy Statement.

The Board of Trustees of AST has four trustees, one of whom is deemed an “interested person” of AST.  For more information, refer to the initial Statement of Additional Information filed on January 21, 2014, which is incorporated by reference into this Proxy Statement.

The Reorganization also will result in a change in the officers because the officers of Forum Funds are different from the officers of AST.

B-1

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-877-283-0321 Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER REGISTRATION PRINTED HERE	CONTROL NUMBER 12345678910

Semper Short Duration Fund
(a series of Forum Funds)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 17, 2014

The undersigned, revoking prior proxies, hereby appoints Lina Bhatnagar and Elise Bridge,  and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Semper Short Duration Fund (the “Fund”) to be held at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Portland, Maine 04101 on Monday, March 17, 2014, at 2:00 p.m., Eastern Time., or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-283-0321.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 17, 2014.  The proxy statement for this meeting is available at:

proxyonline.com/docs/semper2014.pdf

[PROXY ID NUMBER HERE]                                                                         [BAR CODE HERE]                                                                                         [CUSIP HERE]

SEMPER SHORT DURATION FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Forum Fund’s Board of Trustees, and the proposal has been approved by the Board of Trustees and is submitting the proposal to shareholders for their consideration.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holder's best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ●

		FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization under which the Semper Short Duration Fund, a series of Forum Funds, would assign all of its assets and liabilities to the Semper Short Duration Fund, a series of Advisors Series Trust, in a tax-free reorganization; and
		○	○	○
2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]                                                                         [BAR CODE HERE]                                                                                         [CUSIP HERE]